                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported) MARCH 22, 2002


                  Registrant, State of Incorporation,
Commission File   Address of Principal Executive Offices   I.R.S. employer
Number            and Telephone Number                     Identification Number

1-8788            SIERRA PACIFIC RESOURCES                 88-0198358
                  P.O. Box 10100
                  (6100 Neil Road)
                  Reno, Nevada 89520-0400 (89511)
                  (775) 834-4011

1-4698            NEVADA POWER COMPANY                     88-0045330
                  6226 West Sahara Avenue
                  Las Vegas, Nevada 89146
                  (702) 367-5000


                                      None
-------------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)
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ITEM 5. OTHER EVENTS

     On March 22, 2002, Nevada Power Company issued a press release announcing that it has reached two significant long-term power agreements with Williams Energy and Reliant Energy. Both agreements are subject to regulatory approval by the Public Utilities Commission of Nevada.

     A copy of the press release, dated March 22, 2002, is attached as Exhibit
99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

          Not required

     (b)  PRO FORMA FINANCIAL INFORMATION

          Not required

     (c)  EXHIBITS

          99.1 Nevada Power Company - Press Release issued March 22, 2002

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

                                   SIERRA PACIFIC RESOURCES
                                   (Registrant)


Date: March 22, 2002                By: /s/ Dennis D. Schiffel
      --------------                   -----------------------------------------
                                        Dennis D. Schiffel
                                        Senior Vice President and Chief
                                        Financial Officer


                                    NEVADA POWER COMPANY
                                    (Registrant)

Date:  March 22, 2002               By: /s/ Dennis D. Schiffel
       --------------                  -------------------------------------
                                        Dennis D. Schiffel
                                        Senior Vice President and Chief
                                        Financial Officer
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                                  EXHIBIT INDEX

EXHIBIT 99.1

     Nevada Power Company - Press Release issued March 22, 2002.